UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2010

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into Material Definitive Agreement.

On January 12, 2010, TransMontaigne Partners L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC (collectively, the “Underwriters”), with respect to the offer and sale in an underwritten public offering of 1,750,000 common units representing limited partner interests in the Partnership, for a price of $26.60 per common unit, less underwriting discounts and commissions.  Under this agreement, the Partnership also granted the Underwriters a 30-day option to purchase up to an additional 262,500 common units at the same price to cover over-allotments.  The settlement of the sale is expected to occur on January 15, 2010, subject to customary closing conditions.  The common units to be offered and sold in this offering have been registered under the Securities Act of 1933 (the “Securities Act”), pursuant to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-142108), which was declared effective by the Securities and Exchange Commission on May 10, 2007.  In addition, on January 12, 2010, the Partnership filed a Prospectus Supplement with the Securities and Exchange Commission relating to this offering.  In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.  The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.  In addition, affiliates of Wells Fargo Securities, LLC are lenders under the Partnership’s senior secured credit facility, and a substantial portion of the proceeds from this offering may be used to repay outstanding indebtedness under such credit facility.

Item 7.01  Regulation FD Disclosure

On January 12, 2010, the Partnership issued a press release announcing the pricing of the common unit offering.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated January 12, 2010, among TransMontaigne Partners L.P., TransMontaigne GP L.L.C., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC.

5.1	Opinion of Morrison & Foerster LLP to the legality of the securities being registered.

8.1	Opinion of Morrison & Foerster LLP relating to tax matters.

23.1	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 8.1).

99.1	Press release of TransMontaigne Partners L.P. issued January 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C.,
its general partner

Date: January 12, 2010	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated January 12, 2010, among TransMontaigne Partners L.P., TransMontaigne GP L.L.C., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC.

5.1	Opinion of Morrison & Foerster LLP to the legality of the securities being registered.

8.1	Opinion of Morrison & Foerster LLP relating to tax matters.

23.1	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 8.1).

99.1	Press release of TransMontaigne Partners L.P. issued January 12, 2010.